UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 3, 2011

PAN AMERICAN GOLDFIELDS LTD.
(Exact name of Registrant as specified in its charter)

Delaware	000-23561	84-1431797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mountain View Center 12303 Airport Way, Suite 200 Broomfield, CO 80021
(Address of principal executive offices) (Zip Code)

(303) 327 1587
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL AGREEMENT.

On March 3, 2011, Pan American Goldfields Ltd. (the “Company”) issued a press release announcing that it had executed an agreement with Compania Minera Alto Rio Salado S.A., a private Argentine entity, for the acquisition of the 15,000 hectare Cerro Delta project (the “Project”) in northwest La Rioja Province, Argentina. Under the terms of the agreement, the Company must pay $150,000 upon signing, and $200,000 on the first anniversary, $500,000 on the second anniversary, $750,000 on the third anniversary, $1.2 million on the fourth anniversary, and $2.2 million on the fifth anniversary of the signing, with a final option payment of $5 million to purchase a 100% interest in the Project payable on the sixth anniversary of the signing. A copy of this press release is furnished herewith as Exhibit 99.1.

In conjunction with the acquisition, the Company completed a private placement of 5,000,000 million units at $0.20 per unit, for total proceeds of $1 million. Each unit consists of one share and one share purchase warrant. Each warrant is exercisable for one share of common stock at an exercise price of $0.30 for a period of two years from the closing date. The securities were issued to (i) U.S. “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions from registration afforded by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws; and (ii) Canadian and non-U.S. investors under Regulation S of the Act. The shares of common stock and warrants underlying the units have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The private placement subscription agreement with U.S. investors, the private placement subscription agreement with Canadian and Non-U.S. investors and the forms of warrants are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference. The foregoing description of the private placement subscription agreements and forms of warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the private placement subscription agreements and forms of warrants attached hereto.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 is hereby incorporated into this Item 3.02 by reference.

NO OFFER OR SOLICITATION
This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the offer or otherwise.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 3, 2011, the Company announced the appointment of Bruno Le Barber as a member of the Board of Directors. Mr. Le Barber, age 37, is a co-founder of Vortex Capital, its Managing Director and co-CIO of Vortex Capital Global Precious Metals Fund Ltd. Prior to that time, Mr. Le Barber spent over three years at Morgan Stanley in London in the GMTS (Global Market Trading Strategy) team. He served as a Vice President and their role was advising internally proprietary trading desk and a large base of Alternative Investment Funds, a global macro team publishing macro-economic studies on a regular basis. Mr. Le Barber also previously served as a global technical strategist and pan-European institutional sales person with ABN Amro in Paris for over two years. Mr. Le Barber began his career as an assistant portfolio manager at Leven Gestion in Paris in 1997, where he took part in the investment committee and was involved in stock selection. Mr. Le Barber holds a Business Degree from Bordeaux's Essica.

In connection with his appointment, Mr. Le Barber will receive a monthly director’s fee of $2,000 and has entered into the Company’s standard form of indemnification agreement. Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company has agreed to hold harmless and indemnify Mr. Le Barber to the fullest extent permitted by law against any and all liabilities and expenses in connection with any proceeding to which such director was, is or becomes a party, arising out of his services as an officer, director, employee, agent or fiduciary of the Company or its subsidiaries. The foregoing description is qualified in its entirety by the full text of the form of indemnification agreement, which is filed as Exhibit 10.5 attached hereto and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit	Description

10.1	Form of Private Placement Subscription Agreement, dated March 3, 2011, by and between the Company and the U.S. investors named therein.

10.2	Form of Private Placement Subscription Agreement, dated March 3, 2011, by and between the Company and the Canadian and Non-U.S. investors named therein.

10.3	Form of Warrant, by and between the Company and the U.S. subscribers

10.4	Form of Warrant, by and between the Company and the Canadian and Non-U.S. subscribers

10.5(1)	Form of Director and Officer Indemnification Agreement

99.1	Press Release, dated March 3, 2011.

#	Indicates management contract or compensatory plan

(1)	Incorporated by reference to Registrant’s Current Report on Form 8-K, filed on July 6, 2010 (File No. 000-23561)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAN AMERICAN GOLDFIELDS LTD.

Date: March 8, 2011	By:	/s/ Miguel F. DiNanno
Miguel F. Di Nanno
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Private Placement Subscription Agreement, dated March 3, 2011, by and between the Company and the U.S. investors named therein.

10.2	Form of Private Placement Subscription Agreement, dated March 3, 2011, by and between the Company and the Canadian and Non-U.S. investors named therein.

10.3	Form of Warrant, by and between the Company and the U.S. subscribers

10.4	Form of Warrant, by and between the Company and the Canadian and Non-U.S. subscribers

10.5(1)	Form of Director and Officer Indemnification Agreement

99.1	Press Release, dated March 3, 2011.

#	Indicates management contract or compensatory plan

(1)	Incorporated by reference to Registrant’s Current Report on Form 8-K, filed on July 6, 2010 (File No. 000-23561)